SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2007
INNOVIVE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51534	74-3123261

(State or other jurisdiction of incorporation)	(Commission File	(IRS Employer ID Number)
Number)
555 Madison Avenue, 25th Floor, New York, New York 10022

(Address of principal executive offices)                 (Zip Code)
Registrant’s telephone number, including area code      (212) 716-1810
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 10, 2007, Adam R. Craig, M.D., Vice President and Chief Medical Officer of Innovive Pharmaceuticals, Inc., notified Innovive that he is resigning his employment to take a position with another company. His resignation will be effective on September 30, 2007. Innovive will seek to find a qualified replacement for Dr. Craig as soon as reasonably possible. Innovive does not anticipate that Dr. Craig’s resignation will have a material effect on its ongoing and planned clinical trials and regulatory filings.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVE PHARMACEUTICALS, INC.

Date: September 10, 2007	/s/ Steven Kelly

Steven Kelly President and Chief Executive Officer